UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2014 (March 31, 2014)

Date of Report (Date of earliest event reported)

Commission File Number	Exact name of registrant as specified in its charter; State or other jurisdiction of incorporation or organization	IRS Employer Identification No.

333-90553	MIDAMERICAN FUNDING, LLC (An Iowa Limited Liability Company) 666 Grand Avenue, Suite 500 Des Moines, Iowa 50309-2580	47-0819200

333-15387	MIDAMERICAN ENERGY COMPANY (An Iowa Corporation) 666 Grand Avenue, Suite 500 Des Moines, Iowa 50309-2580	42-1425214

(515) 242-4300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 31, 2014, MidAmerican Energy Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives for several underwriters (collectively, the “Underwriters”) providing for the offer and sale of $150 million principal amount of the Company’s 2.40% First Mortgage Bonds due 2019 (the “2019 First Mortgage Bonds”), $300 million principal amount of the Company’s 3.50% First Mortgage Bonds due 2024 (the “2024 First Mortgage Bonds”) and $400 million principal amount of the Company’s 4.40% First Mortgage Bonds due 2044 (the “2044 First Mortgage Bonds,” and, collectively with the 2019 First Mortgage Bonds and the 2024 First Mortgage Bonds, the “First Mortgage Bonds”). The 2019 First Mortgage Bonds will be consolidated with, and form part of the same series as, the $350 million principal amount of the Company’s currently outstanding 2.40% First Mortgage Bonds due 2019. The Underwriting Agreement contains certain customary representations, warranties and covenants concerning the Company and the registration statement relating to the offering of the First Mortgage Bonds. In addition, the Company has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. On April 3, 2014, the Company completed a public offering of the First Mortgage Bonds pursuant to the Underwriting Agreement.

The 2019 First Mortgage Bonds were issued pursuant to the Indenture dated as of September 9, 2013, as supplemented and amended by the First Supplemental Indenture (the “First Supplemental Indenture”) dated as of September 19, 2013, as amended by Amendment Number 1 to the First Supplemental Indenture (the “Amendment to the First Supplemental Indenture”) dated as of April 3, 2014, with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”). The 2024 First Mortgage Bonds and 2044 First Mortgage Bonds were issued pursuant to the Base Indenture as further supplemented by the Second Supplemental Indenture (the “Second Supplemental Indenture”) dated as of April 3, 2014.

The First Mortgage Bonds are secured by a first mortgage lien on substantially all of the Company’s electric generating, transmission and distribution property within the State of Iowa, subject to certain exceptions and permitted encumbrances, created by a Mortgage, Security Agreement, Fixture Filing and Financing Statement dated as of September 9, 2013 from the Company to The Bank of New York Mellon Trust Company, N.A., as collateral trustee.

Each series of the First Mortgage Bonds is secured equally and ratably with the Company’s currently outstanding 4.65% Notes due 2014, 5.95% Notes due 2017, 5.30% Notes due 2018, 6.75% Notes due 2031, 5.75% Notes due 2035 and 5.80% Notes due 2036 (collectively, the “Equal and Ratable Notes”), as required by the terms of the indentures under which such currently outstanding Equal and Ratable Notes were issued, and with all of the Company’s other first mortgage bonds from time to time outstanding, including the Company’s currently outstanding 2.40% First Mortgage Bonds due 2019, 3.70% First Mortgage Bonds due 2023 and 4.80% First Mortgage Bonds due 2043. The Company intends to use a portion of the net proceeds of the sale of the First Mortgage Bonds to repay, redeem or otherwise retire prior to maturity the $350 million principal amount of the Company’s currently outstanding 4.65% Notes due 2014, and to use the remainder for general corporate purposes.

Each series of the First Mortgage Bonds will be redeemable prior to maturity, in whole or in part, at the Company’s option at any time or from time to time prior to February 15, 2019 (in the case of the 2019 First Mortgage Bonds), July 15, 2024 (in the case of the 2024 First Mortgage Bonds) and April 15, 2044 (in the case of the 2044 First Mortgage Bonds) at a redemption price equal to the sum of (a) the greater of (i) 100% of the aggregate principal amount of the First Mortgage Bonds to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the First Mortgage Bonds to be redeemed from the redemption date to the maturity date, computed by discounting such payments, in each case, to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the treasury rate plus 12.5 basis points (in the case of the 2019 First Mortgage Bonds) or 15 basis points (in the case of the 2024 First Mortgage Bonds and the 2044 First Mortgage Bonds), and (b) accrued interest on the principal amount of the First Mortgage Bonds to be redeemed to the redemption date.

The descriptions of the Underwriting Agreement, the Amendment to the First Supplemental Indenture, the Second Supplemental Indenture and the First Mortgage Bonds are qualified in their entirety by reference to the Underwriting Agreement, the Amendment to the First Supplemental Indenture, the Second Supplemental Indenture and specimen global certificates evidencing the First Mortgage Bonds, copies of which are filed as exhibits to this Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 31, 2014

4.1	Amendment Number 1 to First Supplemental Indenture, dated as of April 3, 2014

4.2	Second Supplemental Indenture, dated as of April 3, 2014

4.3	Specimen of 2.40% First Mortgage Bonds due 2019

4.4	Specimen of 3.50% First Mortgage Bonds due 2024

4.5	Specimen of 4.40% First Mortgage Bonds due 2044

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Paul J. Leighton, Esq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN FUNDING, LLC MIDAMERICAN ENERGY COMPANY (Registrant)

Date: April 3, 2014	/s/ Paul J. Leighton
Paul J. Leighton
Vice President and Secretary of MidAmerican Funding, LLC and Vice President, Secretary and Assistant General Counsel of MidAmerican Energy Company

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 31, 2014

4.1	Amendment Number 1 to First Supplemental Indenture, dated as of April 3, 2014

4.2	Second Supplemental Indenture, dated as of April 3, 2014

4.3	Specimen of 2.40% First Mortgage Bonds due 2019

4.4	Specimen of 3.50% First Mortgage Bonds due 2024

4.5	Specimen of 4.40% First Mortgage Bonds due 2044

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Paul J. Leighton, Esq.

5